UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): August 28, 2009

HG PARTNERS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-141102	20-8273570
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Third Avenue, Suite 1801
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 218-1400

Solutions Mechanical, Inc. 2702 Pebble Creek Drive Pearland, Texas 77581
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01

Completion of Acquisition or Disposition of Assets.

In connection with the stock purchases described below under Item 5.01 of this Current Report on Form 8-K, on August 28, 2009, we discontinued our business of providing commercial and residential installation and maintenance services in the heating, ventilation and air conditioning industry (the “Old Business”) and transferred all of our assets and liabilities related to such business to Jeffrey Thompson, a former director and principal financial and executive officer, in partial consideration for Mr. Thompson agreeing to sell an aggregate of 8,240,000 shares of our common stock to Harborview Master Fund, L.P. and Gemini Master Fund, Ltd. In connection with this transfer of assets and liabilities, Mr. Thompson agreed to indemnify us against any loss or expense relating to the Old Business and released us from any claims that Mr. Thompson may have had against us. Our assets and liabilities were transferred to Mr. Thompson pursuant to an Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations between us and Mr. Thompson, a copy of which is attached hereto as Exhibit 10.1 (the “Assignment Agreement”), and the above description is qualified by reference to the complete text of the Assignment Agreement.

Item 5.01.

Change in Control of Registrant.

Pursuant to a series of stock purchases between January 31, 2008 and August 28, 2009, each of Harborview Master Fund, L.P. and Gemini Master Fund, Ltd. acquired 10,000,000 shares of our common stock from Jeffrey Thompson, Brent M. Brothers and Kristine Barton Thompson, previously our controlling stockholders, along with 38 other stockholders, resulting in Harborview Master Fund, L.P. and Gemini Master Fund, Ltd. acquiring 100% of our issued and outstanding common stock. Specifically, on January 31, 2008, Harborview Master Fund, L.P. and Gemini Master Fund, Ltd. acquired an aggregate of 998,000 shares of common stock from Jeffrey Thompson and Kristine Barton Thompson for an aggregate purchase price of $657,500. On January 15, 2009, Harborview Master Fund, L.P. and Gemini Master Fund, Ltd. acquired an additional 762,000 shares of common stock, collectively, from Jeffrey Thompson, Brent M. Brothers and Kristine Barton Thompson, along with 38 other stockholders, for an aggregate purchase price of $50,000. Finally, on August 28, 2009, Harborview Master Fund, L.P. and Gemini Master Fund, Ltd. acquired an aggregate of 8,240,000 shares of common stock from Jeffrey Thompson in exchange for a cash payment of $1,500 and Harborview Master Fund, L.P. and Gemini Master Fund, Ltd. agreeing to cause us, following the stock sale, to discontinue the Old Business and to transfer all of the assets and liabilities related to such business to Mr. Thompson, as discussed above under Item 2.01 of the Current Report on Form 8-K.

As a result of these transactions, each of Harborview Master Fund, L.P. and Gemini Master Fund, Ltd. now beneficially own the following number of shares of our common stock:

Name	Number of Shares Beneficially Owned	Percentage of Outstanding Common Stock
Harborview Master Fund, L.P. (1)	5,000,000	50%
Gemini Master Fund, L.P.(2)	5,000,000	50%

_________

(1) Richard Rosenblum and David Stefansky are principals of Harborview Advisors, LLC, the general partner of Harborview Master Fund, L.P., and, as such, have voting control and investment discretion over the shares held by Harborview Master Fund, L.P. Both Mr. Rosenblum and Mr. Stefansky disclaim beneficial ownership of the shares of our common stock held by Harborview Master Fund, L.P.

(2) Steven Winters is the managing member of Gemini Strategies, LLC, the investment manager of Gemini Master Fund, L.P., and, as such, has voting control and investment discretion over the shares held by Gemini Master Fund, Ltd. Mr. Winters disclaims beneficial ownership of the shares of our common stock held by Gemini Master Fund, Ltd.

Each of Harborview Master Fund, L.P. and Gemini Master Fund, Ltd. used its own working capital to acquire its shares of our common stock.

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On August 28, 2009, each of Jeffrey Thompson and Brent M. Brothers resigned from all officer and director positions with us, effective immediately. To fill the vacancies creates by these resignations, on August 28, 2009, each of Richard Rosenblum and David Stefansky were elected as directors. Messrs. Rosenblum’s and Stefansky’s biographies are provided below:

Richard Rosenblum, age 50, has been a principal of Harborview Advisors, LLC since its inception in 2004. Harborview Advisors, LLC is the general partner of Harborview Master Fund, L.P. and Harborview Value Master Fund, L.P. From 2001 until 2004, Mr. Rosenblum was a Managing Director of Investment Banking for vFinance, Inc., a middle market investment banking an brokerage firm. Mr. Rosenblum graduated from the State University of New York at Buffalo in 1981, summa cum laude, with a degree in finance and accounting.

David Stefansky, age 38, has been a principal of Harborview Advisors, LLC, since its inception in 2004. Harborview Advisors, LLC is the general partner of Harborview Master Fund, L.P. and Harborview Value Master Fund, L.P. From 2001 until 2004, Mr. Stefansky was a Managing Director of Investment Banking for vFinance, Inc., a middle market investment banking an brokerage firm.

Transactions with Related Persons, Promoters and Control Persons

As discussed in further detail above, on August 28, 2009, in connection with Harborview Master Fund, L.P. and Gemini Master Fund, Ltd. acquiring an aggregate of 8,240,000 shares of our common stock from Jeffrey Thompson, we agreed to discontinue the Old Business and to transfer all of the assets and liabilities related to such business to Mr. Thompson.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 28, 2009, in connection with the discontinuance of the Old Business, we amended our articles of incorporation to change our name to HG Partners, Inc. from Solutions Mechanical, Inc. The certificate of amendment was unanimously approved by our board of directors and stockholders on August 28, 2009.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to Articles of Incorporation

10.1	Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations between HG Partners, Inc. and Jeffrey Thompson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HG PARTNERS, INC.

Dated: September 1, 2009

By: /s/ Richard Rosenblum

Name: Richard Rosenblum

Title: President

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